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                                                                     Exhibit 4.1


                                    INVESTORS
                            FINANCIAL SERVICES CORP.


              Incorporated under the laws of the State of Delaware

Number                                                                   Shares
IN

Common Stock                                                  Common Stock
PAR VALUE $.01                                                CUSIP 461915 10 0

                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


                               THIS CERTIFIES THAT

                                 is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                               $.01 PAR VALUE, OF
                       INVESTORS FINANCIAL SERVICES CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Certificate and the shares represented hereby are issued under and shall be subject to the laws of the State of Delaware and all the provisions of the Certificate of Incorporation and the By-laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ KAREN C. KEENAN                  [SEAL]           /s/ KEVIN J. SHEEHAN
---------------------------                           -------------------------
Senior Vice President and                             Chairman of the Board,
Chief Financial Officer                               President and Chief
                                                      Executive Officer



            COUNTERSIGNED AND REGISTERED: FIRST CHICAGO TRUST COMPANY
                                   OF NEW YORK
                          TRANSFER AGENT AND REGISTRAR
                                       BY
                              AUTHORIZED SIGNATURE


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                                    INVESTORS
                            FINANCIAL SERVICES CORP.

The Company is authorized to issue more than one class or series of stock. A copy of the preferences, powers, qualifications and special and relative rights of each class and series will be furnished by the Company upon written request and without charge.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN INVESTORS FINANCIAL SERVICES CORP. (THE "COMPANY") AND FIRST CHICAGO TRUST COMPANY OF NEW YORK (THE "RIGHTS AGENT") DATED AS OF SEPTEMBER 25, 1995 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON, AN ADVERSE PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON OR AN ADVERSE PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD, BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR OBTAINABLE.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ___________ Custodian ___________
                       (Cust)               (Minor)

Under the Uniform Gifts
to Minors Act _________________
                  (State)

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Additional abbreviations may also be used though not in above list.

FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

          ___________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)


          ___________________________________________________________

          ___________________________________________________________

shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________
Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

         Dated:
                                       ----------------------------------------
                                                      Signature


                                       ----------------------------------------
                                       The signatures to this assignment must
                                       correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.